UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 7, 2008 (April 7, 2008)

JOURNAL REGISTER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

790 Township Line Road, Yardley, Pennsylvania	19067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 504-4200

Not Applicable
(Former Name or Former Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 7, 2008, Journal Register Company (the “Company”) announced that it retained Lazard Freres & Co. LLC as its Financial Advisor.  A copy of the Press Release issued by the Company is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Text of press release issued by Journal Register Company, dated April 7, 2008, titled “Journal Register Company Hires Lazard Freres as its Financial Advisor.”

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY (Registrant)

Date: April 7, 2008	By:	Edward J. Yocum
Name: Edward J. Yocum
Title: Senior Vice President, General Counsel
& Corporate Secretary

Exhibit Index

Exhibit Description

99.1	Text of press release issued by Journal Register Company, dated April 7, 2008, titled “Journal Register Company Hires Lazard Freres as its Financial Advisor”